                        SEMIANNUAL REPORT / JUNE 30 2000

                                AIM BALANCED FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                      -------------------------------------

                        TWO BLUE DANCERS BY EDGAR DEGAS

             WHEN SUCCESSFUL PERFORMANCE DEPENDS ON SUPERB BALANCE

         AND SMOOTHLY COORDINATED INTERACTION, DISCIPLINE IS PARAMOUNT.

         AT AIM, WE CONTINUALLY STRIVE FOR EXCELLENCE BY ADHERING TO A

                     UNIQUELY DISCIPLINED INVESTMENT STYLE.

                      -------------------------------------

AIM Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o Had fees and expenses not been waived in the past, returns for Class A shares would have been lower.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00, including sales charges

================================================================================
CLASS A SHARES
  10 years                          14.78%
  5 years                           17.17%
  1 year                            10.02%*
  * 15.49% excluding sales charges

Class B shares
  Inception (10/18/93)              13.76%
  5 years                           17.16%
  1 year                             9.58%*
  * 14.57% excluding sales charges

Class C shares
  Inception (8/4/97)                12.28%
  1 year                            13.56%*
  * 14.56% excluding sales charges
================================================================================

Past performance cannot guarantee comparable future results.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                               AIM BALANCED FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
   [PHOTO OF        and a telephone. At the time, Bob Graham, Gary Crum and I
   Charles T.       had the idea of creating a mutual fund company that put
     Bauer,         people first. Our slogan, "people are the product," means
  Chairman of       that people--our employees and our investors--are our
  the Board of      company.
    THE FUND            Almost a quarter-century later, we've grown to more than
 APPEARS HERE]      eight million investors, $176 billion in assets under
                    management and 55 retail funds. Over that time, the industry
   [PHOTO OF        as a whole has grown from $51 billion in assets to more than
   Robert H.        $7 trillion today. I never dreamed we would see such
     Graham         phenomenal growth. You are the main reason for our success,
 APPEARS HERE]      and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                               AIM BALANCED FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM BALANCED FUND SAILS OVER ROUGH MARKETS

HOW DID THE FUND PERFORM FOR THE FIRST HALF OF 2000?
Despite the turbulent environment that plagued both stocks and bonds, the fund succeeded in beating the broad stock market, as represented by the S&P 500. That index dropped into negative numbers, ending the period with a return of -0.43%. The fund, in contrast, produced cumulative total returns (excluding sales charges) of 1.89% for Class A shares, 1.51% for Class B shares and 1.47% for Class C shares. This is impressive performance for a fund that keeps 40% of its assets in fixed-income securities.

WHAT FACTORS CREATED SUCH A VOLATILE PERIOD IN THE MARKET?
In the stock market, a serious correction occurred in March and April. Though definitely affected, the fund avoided the worst of the carnage, as it was not heavily involved with the parts of the technology sector that suffered the worst declines. The fund's technology holdings had been selected on the basis of good earnings growth, and while some of them experienced drops in value at the time, their earnings continued to be strong, and their values have already begun to bounce back.
    For most bonds, the difficulty was rising interest rates. In May, the Federal Reserve Board (the Fed) raised the federal funds rate to 6.5%, its highest level in nine years. This marks the sixth time the Fed has raised the rate since it began its tightening drive in June 1999. As new bonds are issued at higher interest rates, the value of existing bonds declines, cutting into portfolio returns. This year the situation was worsened by a very unusual event:
Capitalizing on the recent federal budget surplus, the Treasury Department initiated a program of buying back 30-year Treasury bonds to reduce the federal debt. This created a shortage of long-term Treasury bonds, driving their prices up and their yields below those of shorter-term instruments, a condition called an inverted yield curve.

HOW DID THE FUND DEAL WITH THE TURBULENCE?
The fund remained focused on its proven strategy of holding 60% stocks and 40% bonds. Its broadly diversified portfolio helped moderate the effects of market turbulence. In addition, the flexibility to invest in stocks across all market-capitalization ranges has bolstered stability, as small- and mid-cap stocks have been performing better than large-caps since the correction in technology-oriented stocks.

================================================================================
PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 FIXED-INCOME HOLDINGS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          COUPON  MATURITY PERCENT
 1. SDL, Inc.                                  1.30%  1. Veritas Software Corp., Conv. Unsec. Disc. Notes  1.86%  08/13/06  0.84%
 2. EMC Corp.                                  1.27   2. NBD Bank N.A. Michigan Putable Sub. Deb.          8.25%  11/01/24  0.47%
 3. Pfizer Inc.                                1.26   3. General Electric Capital Corp.-                   7.38%  01/19/10  0.43%
                                                         Series A, Medium Term Notes
 4. Cisco Systems, Inc.                        1.20   4. Continental Cablevision, Inc., Sr. Deb.           9.50%  08/01/13  0.41%
 5. Infospace.com, Inc.                        1.09   5. Time Warner Inc., Deb.                            9.13%  01/15/13  0.40%
 6. Sun Microsystems, Inc.                     1.04   6. General Motors Acceptance Corp., Notes            5.75%  11/10/03  0.39%
 7. Qwest Communications International, Inc.   0.88   7. Niagara Mohawk Holdings, Inc.-                    7.75%  10/01/08  0.37%
                                                         Ser. G Sr. Unsec. Note
 8. Quanta Services, Inc.                      0.86   8. British Sky Broadcasting Group PLC                8.20%  07/15/09  0.36%
                                                         (United Kingdom) Sr. Unsec. Gtd. Yankee Notes
 9. Univision Communications, Inc. - Class A   0.84   9. AT&T Corp., Deb.                                  8.63%  12/01/31  0.34%
10. Intel Corp.                                0.83  10. Beaver Valley Funding Corp.,                      9.00%  06/01/17  0.33%
                                                         Sec. Lease Obligations Deb.

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================
          See important fund and index disclosures inside front cover.

                               AIM BALANCED FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


    The fixed-income securities in the portfolio are higher-quality bonds (an average quality rating of A) with intermediate maturities, so they are less volatile. In the latter half of the reporting period, the fund reduced the average duration of its bonds to a relatively short 5.2 years in response to the Fed's continuing rate hikes, especially the half-percent increase in May. Shortening the duration reduces a portfolio's sensitivity to interest-rate swings.
    The fund moved more heavily into the broadcasting and telephone sectors while maintaining significant exposure to computer software and services firms. Producers of semiconductors and other electronics have continued to be important holdings, as have pharmaceuticals, which have been prospering. In communications and technology, many stocks experienced declines in price though their earnings remained very good.
    We regarded this as a buying opportunity, and added to our holdings in those areas.

WHAT STOCKS PERFORMED ESPECIALLY WELL FOR THE FUND?
Many of our holdings have done well.
A few examples:
o SDL designs and produces semiconductor lasers and fiber-optic networks used in the telecommunications, cable-television and satellite-communication markets.
o EMC produces information-storage infrastructure used by some very large companies to manage the accessibility and movement of their data. Major appeals of their products are real-time access and dependable network-service availability, as well as the flexibility to adapt to explosive growth.
o In June, after the completion of its merger with Warner-Lambert, Pfizer became the world's second-largest drugmaker. Its prescription drugs include such market-leading names as arthritis pain medicine Celebrex and cholesterol-lowering Lipitor. Its consumer brands are even better known, and include Zantac 75, Visine, Sudafed, Benadryl, Dentyne, Certs, Desitin, Listerine, Schick, Efferdent and Ben Gay.
o Cisco controls more than three-quarters of the global market for products that link networks and power the Internet, including routers and switches. Indeed, Cisco has a 60% share of the router market, which is growing 40% annually. It also makes dial-up access servers and network-management software. Last year, the company's annual revenues increased by 43.7%, and its net income increased by 55.2%.

WHAT IS YOUR OUTLOOK FOR THE COMING  SIX MONTHS?
We will continue targeting an investment blend of 60% stocks and 40% bonds, remaining well diversified among industries and market-capitalization ranges. This is the mix we have found most effective for achieving an optimal risk/return balance. Because we believe that technology is still the sector that holds the greatest promise for solid and ongoing growth, we anticipate that technology stocks will continue to be an important part of the portfolio. We select only firms with solid earnings and strong growth prospects.
    If, as it appears, the economy has begun to moderate its pace to a sustainable level, then we would anticipate that the Fed would not raise the federal funds rate further. If it does not, the outlook would be favorable for a stabilization of interest rates, which would benefit the bond portfolio.

PORTFOLIO COMPOSITION  BY INVESTMENT TYPE

========================================================================
CONVERTIBLE PREFERRED STOCKS                                          2%

CONVERTIBLE BONDS                                                     3%

CASH AND OTHER                                                        6%

GOVERNMENT BONDS                                                     10%

CORPORATE BONDS                                                      31%

COMMON STOCKS (DOMESTIC & FOREIGN)                                   48%
========================================================================

          See important fund and index disclosures inside front cover.

                               AIM BALANCED FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

[IMAGE]

                         CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


[IMAGE]


                               AIM BALANCED FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS
INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                               AIM BALANCED FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2000
(UNAUDITED)

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-31.24%

AIRLINES-1.08%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/19         $    493,850   $      401,507
---------------------------------------------------------------
America West Airlines,
  Inc.,-Series C, Pass Through
  Ctfs., 6.86%, 07/02/04             4,010,286        3,875,180
---------------------------------------------------------------
American Airlines, Inc.-Series
  87-A, Equipment Trust Ctfs.,
  9.90%, 01/15/11                    2,955,000        3,290,865
---------------------------------------------------------------
AMR Corp., Deb., 10.00%,
  04/15/21                           4,300,000        4,590,207
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16              4,200,000        4,045,020
---------------------------------------------------------------
  Deb., 10.38%, 12/15/22             2,300,000        2,465,048
---------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09      5,800,000        5,475,420
---------------------------------------------------------------
  Series B, Medium Term Notes,
    8.52%, 01/30/04                  2,000,000        2,010,880
---------------------------------------------------------------
  Series C, Medium Term Notes,
    6.65%, 03/15/04                  2,900,000        2,741,399
---------------------------------------------------------------
Northwest Airlines Inc.-Series
  971B, Pass Through Ctfs.,
  7.25%, 07/02/14                    4,390,716        3,946,309
---------------------------------------------------------------
United Air Lines, Inc.,
  Deb., 9.75%, 08/15/21              3,600,000        3,473,820
---------------------------------------------------------------
  Series 95A2, Pass Through
    Ctfs., 9.56%, 10/19/18           3,750,000        4,138,425
---------------------------------------------------------------
                                                     40,454,080
---------------------------------------------------------------

AUTOMOBILES-0.50%

DaimlerChrysler N.A. Holding
  Corp., Gtd. Notes, 8.00%,
  06/15/10                           5,400,000        5,495,580
---------------------------------------------------------------
  Notes, 7.40%, 01/20/05             5,750,000        5,725,275
---------------------------------------------------------------
Ford Motor Co., Bonds 6.63%,
  10/01/28                           4,000,000        3,389,720
---------------------------------------------------------------
ROCS Chrysler Corp.-Series
  1998-1, Collateral Trust,
  6.50%, 08/01/18                    4,748,500        4,159,662
---------------------------------------------------------------
                                                     18,770,237
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.31%

BB&T Corp., Putable Sub. Notes,
  6.38%, 06/30/05                    6,110,000        5,716,822
---------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04             3,750,000        3,890,100
---------------------------------------------------------------
Midland Bank PLC (United
  Kingdom), Yankee Sub. Notes,
  7.65%, 05/01/25                    2,105,000        2,098,496
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24        6,300,000        6,330,492
---------------------------------------------------------------
Republic New York Corp., Sub.
  Deb., 9.50%, 04/15/14              5,400,000        5,977,314
---------------------------------------------------------------
  Sub. Notes, 9.70%, 02/01/09        4,600,000        5,033,826
---------------------------------------------------------------
Skandinaviska Enskilda Banken
  (Sweden), Sub. Yankee Notes,
  6.88%, 02/15/09                    8,500,000        7,859,780
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BANKS (MAJOR REGIONAL)-(CONTINUED)

Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08     $ 14,000,000   $   12,258,680
---------------------------------------------------------------
                                                     49,165,510
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.91%

Bank of Tokyo-Mitsubishi Ltd.
  (The) (Japan), Sr. Sub. Yankee
  Notes, 8.40%, 04/15/10             1,700,000        1,719,135
---------------------------------------------------------------
First Union Corp., Putable Sub.
  Deb., 6.55%, 10/15/35             11,100,000       10,474,071
---------------------------------------------------------------
  7.50%, 04/15/35                    4,200,000        4,142,586
---------------------------------------------------------------

NCNB Corp., Sub. Notes, 9.38%,
  09/15/09                           9,750,000       10,642,905
---------------------------------------------------------------
Santander Financial Issuances
  Ltd. (Cayman Islands), Unsec.
  Gtd. Yankee Sub. Notes, 7.25%,
  11/01/15                           5,000,000        4,638,950
---------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba),
  Gtd. Unsec. Sub. Notes, 8.35%,
  07/15/09                           2,550,000        2,543,528
---------------------------------------------------------------
                                                     34,161,175
---------------------------------------------------------------

BANKS (REGIONAL)-1.39%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27             9,225,000        8,181,837
---------------------------------------------------------------

Mercantile Bancorp., Inc.,
  Unsec. Sub. Notes, 7.30%,
  06/15/07                          10,405,000       10,047,276
---------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24        17,150,000       17,675,476
---------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%,
  03/15/27                           9,550,000        7,845,229
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                           8,400,000        8,263,668
---------------------------------------------------------------
                                                     52,013,486
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.26%

J Seagram & Sons, Gtd. Deb.,
  9.65%, 08/15/18                    8,500,000        9,657,955
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.54%

AT&T Corp.-Liberty Media Group,
  Bonds, 7.88%, 07/15/09             2,150,000        2,074,793
---------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%,
    02/01/30                         8,600,000        7,944,250
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                   14,370,000       13,556,227
---------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Notes, 8.50%, 05/01/27      3,400,000        3,564,424
---------------------------------------------------------------
Continental Cablevision, Inc.,
  Sr. Deb., 9.50%, 08/01/13         14,000,000       15,306,060
---------------------------------------------------------------
Cox Communications, Inc., Unsec.
  Notes, 7.75%, 08/15/06             6,300,000        6,296,661
---------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00-03/23/00; Cost
  $6,530,542)(a)                     6,550,000        6,517,970
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

CSC Holdings Inc.,
  Sr. Unsec. Deb., 7.88%,
    02/15/18                      $  7,100,000   $    6,552,874
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%,
    12/15/07                        10,320,000       10,005,550
---------------------------------------------------------------
Lenfest Communications, Inc.,
  Sr. Unsec. Notes, 8.38%,
    11/01/05                         7,400,000        7,536,678
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.25%,
    02/15/08                         2,550,000        2,526,208
---------------------------------------------------------------
TCI Communications, Inc., Sr.
  Deb., 8.75%, 08/01/15              2,100,000        2,253,888
---------------------------------------------------------------
Tele-Communications, Inc., Sr.
  Deb., 9.80%, 02/01/12              9,650,000       10,980,156
---------------------------------------------------------------
                                                     95,115,739
---------------------------------------------------------------

CHEMICALS-0.35%

Airgas, Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,364,464
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,750,000        6,597,787
---------------------------------------------------------------
                                                     12,962,251
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.89%

Comverse Technology, Inc., Conv.
  Unsec. Sub. Deb., 4.50%,
  07/01/05                           7,700,000       33,562,375
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.31%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 8.00%,
  05/01/03 (Acquired
  04/17/98-03/07/00; Cost
  $14,461,350)(a)                   15,870,000       11,505,750
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.84%

VERITAS Software Corp., Conv.
  Unsec. Disc. Notes, 1.86%,
  08/13/06(b)                       10,000,000       31,550,000
---------------------------------------------------------------

CONSUMER FINANCE-1.65%

Capital One Financial Corp.,
  Unsec. Notes, 7.25%, 05/01/06     11,640,000       10,737,434
---------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes,
  6.63%, 06/01/15                    2,000,000        1,963,040
---------------------------------------------------------------
  7.88%, 02/01/25                    4,000,000        4,030,680
---------------------------------------------------------------
Countrywide Home Loans,
  Inc.-Series H, Unsec. Gtd.
  Medium Term Sub. Notes, 6.25%,
  04/15/09                          13,700,000       11,967,909
---------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 5.75%, 11/10/03            15,500,000       14,793,820
---------------------------------------------------------------
  Putable Notes, 9.00%,
    10/15/02(b)                      4,175,000        4,314,737
---------------------------------------------------------------
Household Finance Corp., Sr.
  Unsec. Notes, 8.00%, 05/09/05      3,825,000        3,854,261
---------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26            12,415,000       10,406,998
---------------------------------------------------------------
                                                     62,068,879
---------------------------------------------------------------

ELECTRIC COMPANIES-2.51%

Arizona Public Service Co.,
  Unsec. Notes, 6.25%, 01/15/05      5,000,000        4,710,100
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02             4,950,000        4,932,724
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

Commonwealth Edison Co.-Series
  94, First Mortgage Notes,
  7.50%, 07/01/13                 $  9,300,000   $    8,979,987
---------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06           6,050,000        6,298,655
---------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           2,600,000        2,741,752
---------------------------------------------------------------
Empire District Electric Co.
  (The), Sr. Notes, 7.70%,
  11/15/04                           8,550,000        8,545,127
---------------------------------------------------------------
Indiana Michigan Power
  Co.-Series F, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                           1,357,082        1,468,172
---------------------------------------------------------------
Niagara Mohawk Holdings Inc.,
  Series G, Sr. Unsec. Notes,
    7.75%, 10/01/08                 14,300,000       13,997,126
---------------------------------------------------------------
  Series H, Sr. Unsec. Disc.
    Notes, 8.50%, 07/01/10(b)       12,000,000        9,179,160
---------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05             7,850,000        7,630,279
---------------------------------------------------------------
Southern Energy, Inc., Sr.
  Notes, 7.90%, 07/15/09
  (Acquired 07/21/99-02/11/00;
  Cost $10,065,817)(a)              10,225,000        9,460,375
---------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        5,800,000        4,978,430
---------------------------------------------------------------
UtiliCorp United, Inc., Sr.
  Unsec. Putable Notes, 6.70%,
  10/15/06                           6,350,000        6,194,362
---------------------------------------------------------------
Western Resources, Inc., Sr.
  Unsec. Notes, 7.13%, 08/01/09      6,000,000        4,915,440
---------------------------------------------------------------
                                                     94,031,689
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.23%

Israel Electric Corp. Ltd.
  (Israel), Yankee Deb., 7.75%,
  12/15/27 (Acquired 06/09/00;
  $3,819,213)(a)                     4,350,000        3,810,861
---------------------------------------------------------------
  Series E, Sr. Sec. Medium Term
    Yankee Notes, 7.75%,
    03/01/09 (Acquired 04/13/00;
    Cost $4,859,400)(a)              5,000,000        4,830,000
---------------------------------------------------------------
                                                      8,640,861
---------------------------------------------------------------

ENTERTAINMENT-0.63%

Time Warner Inc., Deb.,
  9.13%, 01/15/13                   13,640,000       14,826,407
---------------------------------------------------------------
  9.15%, 02/01/23                    7,850,000        8,615,218
---------------------------------------------------------------
                                                     23,441,625
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.34%

Associates Corp. of North
  America, Sr. Deb., 6.95%,
  11/01/18                          13,000,000       11,496,940
---------------------------------------------------------------
Beaver Valley Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                   12,500,000       12,363,875
---------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00; Cost $5,432,185)(a)      5,500,000        5,483,940
---------------------------------------------------------------
Dow Capital B.V. (Netherlands),
  Gtd. Yankee Deb., 9.20%,
  06/01/10                          10,250,000       11,374,527
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

General Electric Capital
  Corp.-Series A, Medium Term
  Notes, 7.38%, 01/19/10          $ 16,160,000   $   16,304,470
---------------------------------------------------------------
Heller Financial, Inc., Sr.
  Unsec. Notes,
  7.38%, 11/01/09                   11,600,000       10,920,704
---------------------------------------------------------------
  8.00%, 06/15/05                    9,700,000        9,678,951
---------------------------------------------------------------
Hutchison Delta Finance
  Ltd.-Series REGS (Cayman
  Islands), Conv. Unsec. Euro
  Notes, 7.00%, 11/08/02             2,250,000        2,643,750
---------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12       5,700,000        6,056,261
---------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99; Cost
  $1,402,095)(a)                     1,500,000        1,430,427
---------------------------------------------------------------
                                                     87,753,845
---------------------------------------------------------------

FOODS-0.62%

ConAgra, Inc.,
  Sr. Putable Notes, 6.70%,
    08/01/27                         7,500,000        6,903,975
---------------------------------------------------------------
  Sr. Unsec. Putable Notes,
    7.13%, 10/01/26                 12,755,000       12,316,993
---------------------------------------------------------------
Grand Metropolitan Investment
  Corp., Gtd. Bonds, 7.45%,
  04/15/35                           4,000,000        4,004,800
---------------------------------------------------------------
                                                     23,225,768
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.16%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24      5,650,000        5,980,243
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.73%

American General Finance Corp.,
  Sr. Notes, 8.45%, 10/15/09        10,900,000       11,208,688
---------------------------------------------------------------
John Hancock Global Funding II,
  Sec., Medium Term Notes,
  7.90%, 07/02/10 (Acquired
  06/23/00; Cost $5,686,377)(a)      5,700,000        5,739,330
---------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                    3,000,000        2,643,840
---------------------------------------------------------------
  7.88%, 05/15/23                    9,200,000        7,829,844
---------------------------------------------------------------
                                                     27,421,702
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.24%

AIG SunAmerica Global Financing
  II, Sr. Sec. Notes, 7.60%,
  06/15/05 (Acquired 06/08/00;
  Cost $9,100,000)(a)                9,100,000        9,165,611
---------------------------------------------------------------

INSURANCE (PROPERTY & CASUALTY)-0.42%

GE Global Insurance Holdings
  Corp., Notes, 7.75%, 06/15/30      7,000,000        6,941,830
---------------------------------------------------------------
Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes,
  7.00%, 05/15/08                    2,350,000        2,201,339
---------------------------------------------------------------
  7.20%, 08/15/07                    7,000,000        6,664,210
---------------------------------------------------------------
                                                     15,807,379
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
INVESTMENT BANKING/BROKERAGE-1.19%

Bear Stearns Cos., Inc., Sr.
  Unsec. Notes, 7.63%, 12/07/09   $  8,600,000   $    8,253,506
---------------------------------------------------------------
E*Trade Group Inc.,
  Conv. Sub Notes, 6.00%,
    02/01/07 (Acquired
    04/17/00-05/24/00; Cost
    $5,407,526)(a)                   6,100,000        5,566,250
---------------------------------------------------------------
  Conv. Unsec. Sub. Notes,
    6.00%, 02/01/07                  4,400,000        4,015,000
---------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Notes, 8.50%, 08/01/15            11,945,000       11,776,576
---------------------------------------------------------------
  Sr. Sub. Notes, 7.38%,
    01/15/07                         5,300,000        5,030,972
---------------------------------------------------------------
  Putable Sr. Notes, 8.80%,
    03/01/15                         9,855,000        9,959,660
---------------------------------------------------------------
                                                     44,601,964
---------------------------------------------------------------

NATURAL GAS-1.96%

CMS Panhandle Holding Co., Sr.
  Notes, 6.13%, 03/15/04             6,600,000        6,212,646
---------------------------------------------------------------
Enron Corp.,
  Sr. Sub. Deb., 8.25%, 09/15/12     4,300,000        4,389,010
---------------------------------------------------------------
  Series A, Medium Term Notes,
    8.38%, 05/23/05                  2,550,000        2,618,774
---------------------------------------------------------------
Ferrellgas Partners L.P.,-Series
  B, Sr. Sec. Gtd. Notes, 9.38%,
  06/15/06                           4,950,000        4,801,500
---------------------------------------------------------------
Kinder Morgan Energy Partners,
  L.P., Sr. Unsec. Notes, 6.30%,
  02/01/09                           8,400,000        7,581,924
---------------------------------------------------------------
Kinder Morgan, Inc., Unsec.
  Deb., 7.35%, 08/01/26              7,800,000        7,675,824
---------------------------------------------------------------
KN Capital Trust III, Gtd. Sub.
  Bonds, 7.63%, 04/15/28             8,500,000        7,311,615
---------------------------------------------------------------
National Fuel Gas Co.-Series D,
  Medium Term Notes, 6.30%,
  05/27/08                           8,600,000        7,778,614
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                           5,015,000        5,239,722
---------------------------------------------------------------
Panhandle Eastern Pipe Line,
  Notes, 7.88%, 08/15/04             1,500,000        1,489,980
---------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%,
  07/15/11                           6,335,000        6,210,581
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Unsec. Deb., 7.50%, 04/01/17      12,800,000       12,319,360
---------------------------------------------------------------
                                                     73,629,550
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.13%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09             5,000,000        4,710,800
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.46%

ONEOK, Inc., Unsec. Notes,
  7.75%, 08/15/06                    3,100,000        3,092,064
---------------------------------------------------------------
Den Norske Stats Oljeselskap
  (Norway), Yankee Deb., 7.38%,
  05/01/16 (Acquired 06/01/00;
  Cost $5,161,695)(a)                5,500,000        5,204,650
---------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Yankee Deb., 7.13%, 06/01/07       1,500,000        1,432,935
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Unsec. Deb., 7.50%,
  10/15/26                           8,100,000        7,612,947
---------------------------------------------------------------
                                                     17,342,596
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
OIL & GAS (REFINING & MARKETING)-0.30%

Quaker State Corp., Unsec.
  Notes, 6.63%, 10/15/05          $  2,840,000   $    2,526,010
---------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                           8,950,000        8,665,480
---------------------------------------------------------------
                                                     11,191,490
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.47%

Amerada Hess Corp., Bonds,
  7.88%, 10/01/29                    4,400,000        4,302,056
---------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Deb., 9.25%, 08/01/19          7,340,000        8,007,500
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%,
    11/15/08                         5,590,000        5,394,126
---------------------------------------------------------------
                                                     17,703,682
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.12%

YPF Sociedad Anonima
  (Argentina), Yankee Bonds,
  9.13%, 02/24/09                    4,550,000        4,627,578
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.40%

AES Corp. (The),
  Sr. Notes, 8.00%, 12/31/08           220,000          190,300
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.38%,
    08/15/07                         3,000,000        2,752,500
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%,
    07/15/06                         1,800,000        1,804,500
---------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub.
  Deb., 7.42%, 12/15/18              7,698,600        7,080,325
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20
  (Acquired 04/30/98; Cost
  $3,468,546)(a)                     3,460,000        3,148,704
---------------------------------------------------------------
                                                     14,976,329
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.55%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34     4,325,000        4,399,952
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13    10,150,000       10,867,605
---------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                  5,450,000        5,240,393
---------------------------------------------------------------
                                                     20,507,950
---------------------------------------------------------------

RAILROADS-0.45%

CSX Corp., Deb., 9.00%, 08/15/06     6,750,000        6,997,590
---------------------------------------------------------------
Norfolk Southern Corp., Notes,
  7.05%, 05/01/37                   10,000,000        9,811,800
---------------------------------------------------------------
                                                     16,809,390
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.20%

ERP Operating L.P., Unsec.
  Notes, 7.13%, 10/15/17             3,250,000        2,691,910
---------------------------------------------------------------
Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.63%, 03/15/08      1,150,000          953,189
---------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Deb., 7.35%, 12/01/17              4,600,000        4,028,634
---------------------------------------------------------------
                                                      7,673,733
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.13%

Great Atlantic & Pacific Tea
  Co., Inc. (Canada), Gtd.
  Yankee Notes, 7.78%,
  11/01/00(c)                        5,000,000        5,029,650
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
SAVINGS & LOAN COMPANIES-0.77%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27     $ 10,700,000   $    9,785,685
---------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%,
  03/15/03                           5,330,000        5,055,505
---------------------------------------------------------------
St. Paul Bancorp, Inc., Sr.
  Unsec. Notes, 7.13%, 02/15/04      5,500,000        5,303,265
---------------------------------------------------------------
Washington Mutual Cap I,
  Sec. Gtd. Bonds, 8.38%,
    06/01/27                         4,285,000        3,842,874
---------------------------------------------------------------
  Sub. Notes, 8.25%, 04/01/10        5,000,000        4,969,800
---------------------------------------------------------------
                                                     28,957,129
---------------------------------------------------------------

SOVEREIGN DEBT-0.97%

British Columbia (Province of)
  (Canada), Unsec. Unsub. Yankee
  Notes, 5.38%, 10/29/08             2,750,000        2,427,975
---------------------------------------------------------------
Hydro-Quebec-Series B (Canada),
  Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                    5,000,000        5,453,650
---------------------------------------------------------------
Manitoba (Province of)-Series AZ
  (Canada), Putable Yankee Deb.,
  7.75%, 07/17/16                    9,850,000       10,143,333
---------------------------------------------------------------
Newfoundland (Province of)
  (Canada), Unsec. Yankee Deb.,
  9.00%, 06/01/19                    3,960,000        4,465,969
---------------------------------------------------------------
Quebec (Province of) (Canada),
  Series A, Medium Term Putable
    Yankee Notes, 6.29%,
    03/06/26(d)                      9,300,000        9,075,963
---------------------------------------------------------------
  Unsec. Yankee Deb., 6.50%,
    01/17/06                         4,900,000        4,705,029
---------------------------------------------------------------
                                                     36,271,919
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.22%

Vodafone AirTouch PLC (United
  Kingdom), Unsec. Unsub. Yankee
  Notes, 7.75%, 02/15/10
  (Acquired 02/07/00; Cost
  $8,298,314)(a)                     8,350,000        8,305,077
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.19%

AT&T Corp., Deb., 8.63%,
  12/01/31                          12,700,000       12,649,073
---------------------------------------------------------------
MCI Communications Corp.,
  Sr. Unsec. Notes, 6.50%,
    04/15/10                         7,900,000        7,181,574
---------------------------------------------------------------
  Sr. Unsec. Putable Deb.,
    7.13%, 06/15/27                 10,150,000       10,047,790
---------------------------------------------------------------
Sprint Corp., Putable Deb.,
  9.00%, 10/15/19                    2,400,000        2,727,504
---------------------------------------------------------------
WorldCom, Inc., Notes, 8.00%,
  05/15/06                          12,000,000       12,176,040
---------------------------------------------------------------
                                                     44,781,981
---------------------------------------------------------------

TELEPHONE-1.50%

AT&T Canada Inc. (Canada),
  Sr. Unsec. Yankee Notes 7.65%,
    09/15/06                         4,200,000        4,163,943
---------------------------------------------------------------
  Sr. Unsec. Yankee Sub Notes,
    7.63%, 03/15/05                 10,100,000       10,067,862
---------------------------------------------------------------
BellSouth Capital Funding,
  Putable Deb., 6.04%, 11/15/26      4,000,000        3,925,080
---------------------------------------------------------------
Deutsche Telekom International
  Finance B.V. (Netherlands),
  Unsec. Unsub. Yankee Bonds,
  8.00%, 06/15/10                    6,700,000        6,774,169
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELEPHONE-(CONTINUED)

Electric Lightwave, Inc., Notes,
  6.05%, 05/15/04 (Acquired
  04/21/99; Cost $9,792,846)(a)   $  9,800,000   $    9,249,436
---------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%,
  04/15/18                           5,500,000        4,937,735
---------------------------------------------------------------
NTL Inc., Conv. Sub. Notes,
  5.75%, 12/15/09 (Acquired
  12/17/99-03/01/00; Cost
  $11,765,664)(a)                   11,700,000        9,345,375
---------------------------------------------------------------
Qwest Communications
  International Inc., Sr. Unsec.
  Notes, 7.50%, 11/01/08             7,900,000        7,633,375
---------------------------------------------------------------
                                                     56,096,975
---------------------------------------------------------------

WASTE MANAGEMENT-0.32%

Browning-Ferris Industries,
  Inc., Deb., 7.40%, 09/15/35        4,170,000        2,606,250
---------------------------------------------------------------
Waste Management, Inc., Sr.
  Unsec. Notes,
  7.13%, 10/01/07                      850,000          777,903
---------------------------------------------------------------
  7.13%, 12/15/17                      520,000          429,889
---------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                         8,550,000        8,137,206
---------------------------------------------------------------
                                                     11,951,248
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Bonds & Notes
      (Cost $1,166,510,664)                       1,171,625,201
---------------------------------------------------------------

                                     SHARES

DOMESTIC COMMON STOCKS-43.44%

AUTO PARTS & EQUIPMENT-0.01%

Visteon Corp.(e)                        24,223          293,699
---------------------------------------------------------------

AUTOMOBILES-0.21%

Ford Motor Co.                         185,000        7,955,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.54%

Chase Manhattan Corp. (The)            442,500       20,382,656
---------------------------------------------------------------

BIOTECHNOLOGY-0.65%

Genzyme Corp.(e)                       412,000       24,488,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-3.38%

Clear Channel Communications,
  Inc.(e)                              251,000       18,825,000
---------------------------------------------------------------
Comcast Corp.-Class A(e)               303,000       12,271,500
---------------------------------------------------------------
Hispanic Broadcasting Corp.(e)         452,000       14,972,500
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(e)                     526,250       19,175,234
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(e)         67,000        3,132,250
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(e)                      305,000       31,567,500
---------------------------------------------------------------
Viacom Inc.-Class B(e)                 392,119       26,737,614
---------------------------------------------------------------
                                                    126,681,598
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.92%

Copper Mountain Networks,
  Inc.(e)                              142,000       12,513,750
---------------------------------------------------------------
Corning Inc.                            66,300       17,892,712
---------------------------------------------------------------
JDS Uniphase Corp.(e)                  131,000       15,703,625
---------------------------------------------------------------
Juniper Networks, Inc.(e)              165,000       24,017,812
---------------------------------------------------------------
Lucent Technologies Inc.               470,000       27,847,500
---------------------------------------------------------------
Redback Networks Inc.(e)               120,000       21,360,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Sycamore Networks, Inc.(e)             250,000   $   27,593,750
---------------------------------------------------------------
                                                    146,929,149
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.33%

International Business Machines
  Corp.                                100,000       10,956,250
---------------------------------------------------------------
Sun Microsystems, Inc.(e)              428,000       38,921,250
---------------------------------------------------------------
                                                     49,877,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.87%

Cisco Systems, Inc.(e)                 710,000       45,129,375
---------------------------------------------------------------
Foundry Networks, Inc.(e)               66,000        7,293,000
---------------------------------------------------------------
VeriSign, Inc.(e)                      100,200       17,685,300
---------------------------------------------------------------
                                                     70,107,675
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.16%

Brocade Communications Systems,
  Inc.(e)                              154,700       28,385,033
---------------------------------------------------------------
EMC Corp.(e)                           618,000       47,547,375
---------------------------------------------------------------
Immersion Corp.(e)                     173,200        5,196,000
---------------------------------------------------------------
                                                     81,128,408
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.09%

America Online, Inc.(e)                499,200       26,332,800
---------------------------------------------------------------
BEA Systems, Inc.(e)                   380,500       18,810,969
---------------------------------------------------------------
InfoSpace, Inc.(e)                     739,200       40,840,800
---------------------------------------------------------------
ISS Group, Inc.(e)                     220,000       21,721,562
---------------------------------------------------------------
Microsoft Corp.(e)                     235,000       18,800,000
---------------------------------------------------------------
Oracle Corp.(e)                        198,000       16,644,375
---------------------------------------------------------------
PSINet Inc.(e)                         135,000        3,391,875
---------------------------------------------------------------
VERITAS Software Corp.(e)               59,100        6,679,223
---------------------------------------------------------------
                                                    153,221,604
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.53%

General Electric Co.                   375,000       19,875,000
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.44%

General Motors Corp.-Class H(e)        189,000       16,584,750
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.79%

Analog Devices, Inc.(e)(f)             392,000       29,792,000
---------------------------------------------------------------
Intel Corp.                            233,500       31,216,031
---------------------------------------------------------------
Microchip Technology Inc.(e)           204,000       11,886,187
---------------------------------------------------------------
SDL, Inc.(e)                           170,400       48,595,950
---------------------------------------------------------------
Vitesse Semiconductor Corp.(e)         279,200       20,538,650
---------------------------------------------------------------
                                                    142,028,818
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.86%

Quanta Services, Inc.(e)               588,000       32,340,000
---------------------------------------------------------------

ENTERTAINMENT-0.33%

Time Warner Inc.                       165,000       12,540,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.60%

Applied Materials, Inc.(e)             250,000       22,656,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-0.98%

American Express Co.                   225,000   $   11,728,125
---------------------------------------------------------------
Citigroup Inc.                         254,200       15,315,550
---------------------------------------------------------------
MGIC Investment Corp.                  210,000        9,555,000
---------------------------------------------------------------
                                                     36,598,675
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.54%

American Home Products Corp.           342,000       20,092,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.42%

Forest Laboratories, Inc.(e)           156,000       15,756,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.76%

Merck & Co., Inc.                      244,000       18,696,500
---------------------------------------------------------------
Pfizer Inc.                            982,500       47,160,000
---------------------------------------------------------------
                                                     65,856,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.48%

Baxter International, Inc.             288,400       20,278,125
---------------------------------------------------------------
Guidant Corp.(e)                       220,000       10,890,000
---------------------------------------------------------------
Medtronic, Inc.                        490,000       24,408,125
---------------------------------------------------------------
                                                     55,576,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.12%

MAXIMUS, Inc.(e)                       200,000        4,425,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.28%

AXA Financial, Inc.                    314,000       10,676,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.55%

American International Group,
  Inc.                                 175,000       20,562,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.77%

Merrill Lynch & Co., Inc.              196,000       22,540,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       300,000       24,975,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           556,750       18,720,719
---------------------------------------------------------------
                                                     66,235,719
---------------------------------------------------------------

NATURAL GAS-0.90%

Enron Corp.                            295,000       19,027,500
---------------------------------------------------------------
Williams Cos., Inc. (The)              353,000       14,715,687
---------------------------------------------------------------
                                                     33,743,187
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.53%

Apache Corp.                           103,900        6,110,619
---------------------------------------------------------------
Kerr-McGee Corp.                       234,900       13,844,419
---------------------------------------------------------------
                                                     19,955,038
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.21%

Exxon Mobil Corp.                      100,644        7,900,554
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.52%

AES Corp. (The)(e)                     430,000       19,618,750
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.39%

Home Depot, Inc. (The)                 295,500       14,756,531
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (FOOD CHAINS)-0.32%

Safeway Inc.(e)                        266,000   $   12,003,250
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.51%

Target Corp.                           329,100       19,087,800
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.69%

Amazon.com, Inc.(e)                    115,000        4,175,938
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(e)             374,500       13,575,625
---------------------------------------------------------------
Linens 'n Things, Inc.(e)              305,200        8,278,550
---------------------------------------------------------------
                                                     26,030,113
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.82%

Lamar Advertising Co.(e)               387,000       16,761,938
---------------------------------------------------------------
Omnicom Group Inc.                     158,000       14,071,875
---------------------------------------------------------------
                                                     30,833,813
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.59%

Critical Path, Inc.(e)                 241,100       14,059,144
---------------------------------------------------------------
MarchFirst, Inc.(e)                    432,500        7,893,125
---------------------------------------------------------------
                                                     21,952,269
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.22%

DST Systems, Inc.(e)                   106,000        8,069,250
---------------------------------------------------------------

TELECOMMUNICATIONS-0.29%

Williams Communications Group,
  Inc.(e)                              331,700       11,008,294
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.11%

Level 3 Communications, Inc.(e)        136,140       11,980,320
---------------------------------------------------------------
Phone.com, Inc.(e)                     248,000       16,151,000
---------------------------------------------------------------
Western Wireless Corp.-Class
  A(e)                                 247,300       13,477,850
---------------------------------------------------------------
                                                     41,609,170
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.40%

Winstar Communications, Inc.(e)         15,600          528,450
---------------------------------------------------------------
WorldCom, Inc.(e)                      318,000       14,588,250
---------------------------------------------------------------
                                                     15,116,700
---------------------------------------------------------------

TELEPHONE-3.33%

Bell Atlantic Corp.                    215,000       10,924,688
---------------------------------------------------------------
Broadwing Inc.(e)                      489,520       12,696,925
---------------------------------------------------------------
McLeodUSA, Inc.-Class A(e)             967,000       20,004,813
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(e)                      449,600       17,056,700
---------------------------------------------------------------
Qwest Communications
  International Inc.(e)                665,000       33,042,188
---------------------------------------------------------------
SBC Communications Inc.                243,000       10,509,750
---------------------------------------------------------------
Time Warner Telecom, Inc.-Class
  A(e)                                 319,900       20,593,563
---------------------------------------------------------------
                                                    124,828,627
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $917,344,283)                         1,629,382,847
---------------------------------------------------------------

DOMESTIC PREFERRED STOCKS & OTHER EQUITY INTERESTS-1.79%

OIL & GAS (EXPLORATION & PRODUCTION)-0.28%

Kerr-McGee Corp.-$1.83 Pfd. DECS       209,800       10,437,550
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
POWER PRODUCERS (INDEPENDENT)-0.54%

Calpine Capital Trust-$2.88
  Conv. Pfd.                           170,000   $   20,102,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.02%

Cendant Corp.-Rts., expiring
  02/14/01                             110,000          928,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.45%

Winstar Communications,
  Inc.-Series F, $72.50 Conv.
  Pfd.                                  16,950       16,772,025
---------------------------------------------------------------

TELEPHONE-0.30%

Broadwing Inc.-Series B, $3.38
  Conv. Pfd.                            70,000        3,290,000
---------------------------------------------------------------

NEXTLINK Communications, Inc.

  $3.25 Conv. Pfd.                      24,200        4,271,300
---------------------------------------------------------------
  $3.25 Conv. Pfd. (Acquired
    03/26/98-06/02/98; Cost
    $975,188)(a)                        20,800        3,671,200
---------------------------------------------------------------
                                                     11,232,500
---------------------------------------------------------------

WATER UTILITIES-0.20%

AES Trust III-$3.38 Conv. Pfd.         108,600        7,493,400
---------------------------------------------------------------
    Total Domestic Preferred
      Stocks & Other Equity
      Interests (Cost
      $50,960,247)                                   66,966,100
---------------------------------------------------------------

                                   PRINCIPAL
                                   AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED
BONDS & NOTES-0.97%

AUSTRALIA-0.10%

State Bank New South
  Wales-Series E (Banks-Major
  Regional), Sr. Unsec. Gtd.
  Medium Term Notes, 8.63%,
  08/20/01                       AUD   6,125,000      3,744,462
---------------------------------------------------------------

CANADA-0.47%

AT&T Canada Inc. (Telephone),
  Sr. Unsec. Notes, 7.15%,
  09/23/04                       CAD   1,700,000      1,161,808
---------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-(Cellular/
  Wireless), Deb., 6.55%,
  06/02/08                       CAD   2,500,000      1,656,774
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration &
  Production), Deb., 11.00%,
  10/31/00                       CAD   2,500,000      1,715,454
---------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-
  Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(b)            CAD   5,000,000      1,892,915
---------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsec.
  Unsub. Notes, 6.50%,
  12/21/04                       NZD   6,000,000      2,680,223
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Medium Term Notes, 6.60%,
  09/11/07                       CAD   4,800,000      3,162,672
---------------------------------------------------------------
Ontario (Province of) (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08                NZD   3,750,000      1,567,148
---------------------------------------------------------------
Teleglobe Canada Inc.
  (Telecommunications-Long
  Distance), Unsec. Deb., 8.35%,
  06/20/03                       CAD   1,000,000        695,106
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                   AMOUNT(g)         VALUE
CANADA-(CONTINUED)

TransCanada Pipelines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09                       CAD   1,100,000  $     916,506
---------------------------------------------------------------
Westcoast Energy Inc.-Series V
  (Natural Gas), Unsec. Deb.,
  6.45%, 12/18/06                CAD   3,000,000      2,010,215
---------------------------------------------------------------
                                                     17,458,821
---------------------------------------------------------------

CAYMAN ISLANDS-0.12%

Sutton Bridge Financial Ltd.
  (Power Producers-Independent),
  Gtd. Euro Bonds, 8.63%,
  06/30/22(c)                    GBP   3,000,000      4,659,511
---------------------------------------------------------------

NETHERLANDS-0.10%

Mannesmann Finance B.V.
  (Machinery-Diversified), Gtd.
  Unsec. Unsub. Notes, 4.75%,
  05/27/09                       EUR   1,300,000      1,083,541
---------------------------------------------------------------
Tecnost International
  N.V.-Series E (Telephone),
  Gtd. Medium Term Notes, 6.13%,
  07/30/09                       EUR   3,210,000      2,746,238
---------------------------------------------------------------
                                                      3,829,779
---------------------------------------------------------------

NEW ZEALAND-0.10%

International Bank for
  Reconstruction &
  Development-Class E
  (Banks-Money Center), Unsec.
  Medium Term Notes, 5.50%,
  04/15/04                       NZD   8,500,000      3,716,833
---------------------------------------------------------------

UNITED KINGDOM-0.08%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable), Sr. Gtd.
  Unsec. Unsub. Notes, 7.75%,
  07/09/09                       GBP   2,100,000      3,062,721
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $40,917,768)                             36,472,127
---------------------------------------------------------------

                                     SHARES
FOREIGN STOCKS & OTHER
EQUITY INTERESTS-4.97%

BERMUDA-0.63%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(e)                         393,852       10,363,231
---------------------------------------------------------------
Tyco International Ltd.
  (Manufacturing-Diversified)          284,000       13,454,500
---------------------------------------------------------------
                                                     23,817,731
---------------------------------------------------------------

CANADA-1.14%

360networks Inc.
  (Telecommunications-Long
  Distance)(e)                         641,600        9,784,400
---------------------------------------------------------------
AT&T Canada Inc. (Telephone)(e)        350,000       11,615,625
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           310,600       21,198,450
---------------------------------------------------------------
                                                     42,598,475
---------------------------------------------------------------

FINLAND-1.20%

Nokia Oyj-ADR (Communications
  Equipment)                           600,000       29,962,500
---------------------------------------------------------------
Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                            333,900       15,191,978
---------------------------------------------------------------
                                                     45,154,478
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-0.39%

AXA (Insurance-Multi-Line)              36,800   $    5,785,705
---------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)         110,000        8,751,875
---------------------------------------------------------------
                                                     14,537,580
---------------------------------------------------------------

JAPAN-0.17%

NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       242        6,542,081
---------------------------------------------------------------

MEXICO-0.28%

Grupo Televisa S.A.-GDR
  (Entertainment)(e)                   150,000       10,340,625
---------------------------------------------------------------

NETHERLANDS-0.19%

Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(e)                         467,200        7,100,486
---------------------------------------------------------------

SOUTH KOREA-0.24%

Korea Telecom Corp.-ADR
  (Telephone)                          189,796        9,181,381
---------------------------------------------------------------

SPAIN-0.36%

Telefonica S.A. (Telephone)(e)         628,000       13,463,771
---------------------------------------------------------------

UNITED KINGDOM-0.37%

Vodafone AirTouch PLC
  (Telecommunications-
   Cellular/Wireless)                3,410,805       13,777,752
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $123,619,308)                                 186,514,360
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
U.S. TREASURY SECURITIES-9.16%

U.S. TREASURY NOTES-9.16%

  6.63%, 05/31/02                 $ 39,500,000       39,674,985
---------------------------------------------------------------
  7.25%, 08/15/04                   35,000,000       36,194,550
---------------------------------------------------------------
  5.88%, 11/15/04                   13,000,000(h)    12,818,130
---------------------------------------------------------------
  6.75%, 05/15/05                   43,500,000       44,540,085
---------------------------------------------------------------
  6.50%, 08/15/05 to 02/15/10      149,500,000(h)   151,908,120
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

U.S. TREASURY SECURITIES-(CONTINUED)

  9.38%, 02/15/06                 $ 20,000,000   $   22,895,200
---------------------------------------------------------------
  6.88%, 05/15/06                   34,500,000       35,526,375
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $343,555,096)                                 343,557,445
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.74%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.34%

Pass through ctfs., 6.50%,
  12/01/28                          13,516,235       12,760,136
---------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")-0.93%

Pass through ctfs.,
    7.00%, 05/01/28                 19,381,870       18,703,505
---------------------------------------------------------------
    6.50%, 11/01/28 to 12/01/28     17,194,857       16,206,153
---------------------------------------------------------------
                                                     34,909,658
---------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA")-0.47%

Pass through ctfs., 6.50%,
  09/15/28 to 03/15/29              18,592,611       17,645,503
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $68,947,331)                                   65,315,297
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-5.91%

STIC Liquid Assets Portfolio(i)    110,725,582      110,725,582
---------------------------------------------------------------
STIC Prime Portfolio(i)            110,725,582      110,725,582
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $221,451,164)                           221,451,164
---------------------------------------------------------------
TOTAL INVESTMENTS-99.22%
  (Cost $2,933,305,861)                           3,721,284,541
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.78%                                  29,346,161
===============================================================

NET ASSETS-100.00%                               $3,750,630,702
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
NZD    - New Zealand Dollar
Pfd.   - Preferred
REIT   - Real Estate Investment Trust
ROCS   - Receipts on Corporate Securities
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/00 was $102,434,956 which represented 2.73% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Step-up bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Non-income producing security.
(f) A portion of this security is subject to call options written. See Note 7.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(i) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,933,305,861)                          $3,721,284,541
---------------------------------------------------------
Foreign currencies at value (cost
  $94,411)                                         93,632
---------------------------------------------------------
Receivables for:
  Foreign currency contracts closed               175,200
---------------------------------------------------------
  Investments sold                             13,060,724
---------------------------------------------------------
  Variation margin                              2,347,900
---------------------------------------------------------
  Fund shares sold                             16,554,327
---------------------------------------------------------
  Dividends and interest                       31,636,862
---------------------------------------------------------
Investment for deferred compensation plan          45,094
---------------------------------------------------------
Other assets                                      259,079
---------------------------------------------------------
    Total assets                            3,785,457,359
---------------------------------------------------------

LIABILITIES:

Payables for:
---------------------------------------------------------
  Investments purchased                        22,833,965
---------------------------------------------------------
  Fund shares reacquired                        6,969,919
---------------------------------------------------------
  Foreign currency contracts outstanding           48,960
---------------------------------------------------------
  Options written (premiums received
    $698,102)                                      23,438
---------------------------------------------------------
  Deferred compensation plan                       45,094
---------------------------------------------------------
Accrued advisory fees                           1,542,469
---------------------------------------------------------
Accrued administrative services fees               17,652
---------------------------------------------------------
Accrued distribution fees                       3,074,166
---------------------------------------------------------
Accrued trustees' fees                              3,739
---------------------------------------------------------
Accrued transfer agent fees                       213,479
---------------------------------------------------------
Accrued operating expenses                         53,776
---------------------------------------------------------
    Total liabilities                          34,826,657
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,750,630,702
=========================================================

NET ASSETS:

Class A                                    $2,121,436,680
=========================================================
Class B                                    $1,326,870,596
=========================================================
Class C                                    $  302,323,426
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        64,377,369
=========================================================
Class B                                        40,371,335
=========================================================
Class C                                         9,188,207
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        32.95
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $32.95 divided
    by 95.25%)                             $        34.59
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        32.87
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        32.90
=========================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                    $  50,585,986
---------------------------------------------------------
Dividends (net of foreign withholding tax
  $67,343)                                     10,910,329
---------------------------------------------------------
    Total investment income                    61,496,315
---------------------------------------------------------

EXPENSES:

Advisory fees                                   8,679,593
---------------------------------------------------------
Administrative services fee                       104,148
---------------------------------------------------------
Custodian fees                                    147,478
---------------------------------------------------------
Distribution fees-Class A                       2,384,739
---------------------------------------------------------
Distribution fees-Class B                       6,179,107
---------------------------------------------------------
Distribution fees-Class C                       1,238,933
---------------------------------------------------------
Transfer agent fees-Class A                     1,191,239
---------------------------------------------------------
Transfer agent fees-Class B                     1,155,925
---------------------------------------------------------
Transfer agent fees-Class C                       231,866
---------------------------------------------------------
Trustees' fees                                      8,297
---------------------------------------------------------
Other                                             355,008
---------------------------------------------------------
   Total expenses                              21,676,333
---------------------------------------------------------
Less: Expenses paid indirectly                    (24,610)
---------------------------------------------------------
    Net expenses                               21,651,723
---------------------------------------------------------
Net investment income                          39,844,592
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS,
  FUTURES AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                         3,906,222
---------------------------------------------------------
  Foreign currencies                             (780,040)
---------------------------------------------------------
  Foreign currency contracts                    2,677,793
---------------------------------------------------------
  Futures contracts                             1,638,951
---------------------------------------------------------
  Option contracts written                        822,091
---------------------------------------------------------
                                                8,265,017
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        19,312,806
---------------------------------------------------------
  Foreign currencies                              (51,117)
---------------------------------------------------------
  Foreign currency contracts                     (704,602)
---------------------------------------------------------
  Futures contracts                            (4,728,431)
---------------------------------------------------------
  Option contracts written                        348,117
---------------------------------------------------------
                                               14,176,773
---------------------------------------------------------
Net gain from investment securities,
  foreign currencies, foreign currency
  contracts, futures and option contracts      22,441,790
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  62,286,382
=========================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                                 JUNE 30,       DECEMBER 31,
                                                                   2000             1999
                                                              --------------   --------------
OPERATIONS:
  Net investment income                                       $   39,844,592   $   65,090,620
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                               8,265,017       46,845,306
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures and option contracts                       14,176,773      374,938,596
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          62,286,382      486,874,522
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (22,078,942)     (42,749,278)
---------------------------------------------------------------------------------------------
  Class B                                                         (9,212,097)     (20,909,084)
---------------------------------------------------------------------------------------------
  Class C                                                         (1,945,200)      (3,188,689)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        303,485,670      243,729,476
---------------------------------------------------------------------------------------------
  Class B                                                        133,575,699      132,034,584
---------------------------------------------------------------------------------------------
  Class C                                                        100,369,018       61,800,642
---------------------------------------------------------------------------------------------
    Net increase in net assets                                   566,480,530      857,592,173
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,184,150,172    2,326,557,999
---------------------------------------------------------------------------------------------
  End of period                                               $3,750,630,702   $3,184,150,172
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,932,591,776   $2,395,161,389
---------------------------------------------------------------------------------------------
  Undistributed net investment income                              7,013,280          404,927
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, foreign currency
    contracts, futures and option contracts                       23,217,672       14,952,655
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                             787,807,974      773,631,201
---------------------------------------------------------------------------------------------
                                                              $3,750,630,702   $3,184,150,172
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
      Outstanding foreign currency contracts at June 30, 2000 were as follows:

                           CONTRACT TO                        UNREALIZED
   SETTLEMENT         ----------------------                 APPRECIATION
   DATE                DELIVER     RECEIVE       VALUE      (DEPRECIATION)
   ----------         ---------   ----------   ----------   --------------
   07/26/00     EUR   4,000,000   $3,769,200   $3,818,160      $(48,960)

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2000, AIM was paid $104,148 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended June 30, 2000, AFS was paid $1,068,615 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $2,384,739, $6,179,107 and $1,238,933, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $712,451 from sales of the Class A shares of the Fund during the six months ended June 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2000, AIM Distributors received $167,847 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2000, the Fund paid legal fees of $4,020 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $18,173 and $6,437, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $24,610.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $1,461,631,934 and $881,066,300, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $871,595,938
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (84,000,599)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $787,595,339
---------------------------------------------------------
Cost of investments for tax purposes is $2,933,689,202.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2000 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of period                                             3,490     $1,494,360
------------------------------------------------------------------------------------
Written                                                         1,250        698,102
------------------------------------------------------------------------------------
Closed                                                         (2,210)      (851,926)
------------------------------------------------------------------------------------
Exercised                                                      (1,280)      (642,434)
------------------------------------------------------------------------------------
End of period                                                   1,250     $  698,102
------------------------------------------------------------------------------------

Open call option contract written at June 30, 2000 was as follows:

                                                                                                        JUNE 30,
                                                           CONTRACT   STRIKE   NUMBER OF   PREMIUMS   2000 MARKET     UNREALIZED
ISSUE                                                       MONTH     PRICE    CONTRACTS   RECEIVED      VALUE       APPRECIATION
-----                                                      --------   ------   ---------   --------   ------------   ------------
Analog Devices, Inc.                                        Jul-00     $105      1,250     $698,102     $23,438        $674,664
---------------------------------------------------------------------------------------------------------------------------------

NOTE 8-FUTURES CONTRACTS

On June 30, 2000, $13,160,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                                        UNREALIZED
                                                               NO. OF       MONTH/                     APPRECIATION
CONTRACT                                                      CONTRACTS   COMMITMENT   MARKET VALUE   (DEPRECIATION)
--------                                                      ---------   ----------   ------------   --------------
NASDAQ 100 Index                                                 246      Sep-00/Buy   $ 93,898,200     $(307,079)
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                     92      Sep-00/Buy     33,766,300      (443,900)
--------------------------------------------------------------------------------------------------------------------
                                                                                       $127,664,500     $(750,979)
--------------------------------------------------------------------------------------------------------------------

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                    JUNE 30, 2000               DECEMBER 31, 1999
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
Sold:
  Class A                                                     16,962,853   $ 555,650,374    24,207,279   $ 705,353,097
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,894,100     225,853,854     9,923,280     287,877,047
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,754,968     123,721,814     3,295,250      96,614,771
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        557,012      18,976,415     1,334,538      39,562,999
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        226,957       7,718,800       652,505      19,306,388
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         41,665       1,417,176        92,159       2,744,998
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (8,217,331)   (271,141,119)  (17,165,067)   (501,186,620)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,032,190)    (99,996,955)   (6,020,681)   (175,148,851)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (752,816)    (24,769,972)   (1,289,864)    (37,559,127)
----------------------------------------------------------------------------------------------------------------------
                                                              16,435,218   $ 537,430,387    15,029,399   $ 437,564,702
======================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          ----------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                           JUNE 30,       ------------------------------------------------------
                                                           2000(a)         1999(a)      1998(a)       1997       1996      1995
                                                          ----------      ----------   ----------   --------   --------  -------
Net asset value, beginning of period                      $    32.69      $    28.23   $    25.78   $  21.84   $  19.22  $ 14.62
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
Income from investment operations:
  Net investment income                                         0.44            0.82         0.71       0.60       0.66     0.49
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
  Net gains on securities (both realized and unrealized)        0.19            4.46         2.45       4.66       2.99     4.57
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
    Total from investment operations                            0.63            5.28         3.16       5.26       3.65     5.06
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
Less distributions:
  Dividends from net investment income                         (0.37)          (0.82)       (0.65)     (0.55)     (0.55)   (0.46)
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
  Distributions from net realized gains                           --              --        (0.06)     (0.77)     (0.48)      --
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
    Total distributions                                        (0.37)          (0.82)       (0.71)     (1.32)     (1.03)   (0.46)
--------------------------------------------------------  ----------      ----------   ----------   --------   --------  -------
Net asset value, end of period(d)                         $    32.95      $    32.69   $    28.23   $  25.78   $  21.84  $ 19.22
========================================================  ==========      ==========   ==========   ========   ========  =======
Total return(b)                                                 1.89%          19.04%       12.46%     24.41%     19.25%   34.97%
========================================================  ==========      ==========   ==========   ========   ========  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $2,121,437      $1,800,350   $1,318,230   $683,633   $334,189  $92,241
========================================================  ==========      ==========   ==========   ========   ========  =======
Ratio of expenses to average net assets                         0.92%(c)        0.94%        0.95%      0.98%      1.15%    1.43%(d)
========================================================  ==========      ==========   ==========   ========   ========  =======
Ratio of net investment income to average net assets            2.71%(c)        2.81%        2.81%      2.48%      2.97%    2.81%
========================================================  ==========      ==========   ==========   ========   ========  =======
Portfolio turnover rate                                           27%             65%          43%        66%        72%      77%
========================================================  ==========      ==========   ==========   ========   ========  =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,918,273,271.
(d) After fee waivers and/or expenses reimbursements. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.46% for 1995.

                                                                                        Class B
                                                          -----------------------------------------------------------------------
                                                                                            DECEMBER 31,
                                                           JUNE 30,       -------------------------------------------------------
                                                           2000(a)          1999(a)      1998(a)       1997       1996      1995
                                                          ----------      ----------   ----------   --------   --------   -------
Net asset value, beginning of period                      $    32.61      $    28.18   $    25.75   $  21.83   $  19.22   $ 14.62
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
Income from investment operations:
  Net investment income                                         0.31            0.58         0.42       0.38       0.48      0.31
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
  Net gains on securities (both realized and unrealized)        0.19            4.45         2.51       4.68       2.99      4.61
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
    Total from investment operations                            0.50            5.03         2.93       5.06       3.47      4.92
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
Less distributions:
  Dividends from net investment income                         (0.24)          (0.60)       (0.44)     (0.37)     (0.38)    (0.32)
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
  Distributions from net realized gains                           --              --        (0.06)     (0.77)     (0.48)       --
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
    Total distributions                                        (0.24)          (0.60)       (0.50)     (1.14)     (0.86)    (0.32)
--------------------------------------------------------  ----------      ----------   ----------   --------   --------   -------
Net asset value, end of period                            $    32.87      $    32.61   $    28.18   $  25.75   $  21.83   $ 19.22
========================================================  ==========      ==========   ==========   ========   ========   =======
Total return(b)                                                 1.51%          18.08%       11.53%     23.42%     18.28%    33.93%
========================================================  ==========      ==========   ==========   ========   ========   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,326,871      $1,183,215   $  894,165   $486,506   $237,082   $72,634
========================================================  ==========      ==========   ==========   ========   ========   =======
Ratio of expenses to average net assets                         1.74%(c)        1.75%        1.76%      1.79%      1.97%     2.21%
========================================================  ==========      ==========   ==========   ========   ========   =======
Ratio of net investment income to average net assets            1.89%(c)        2.00%        2.00%      1.67%      2.15%     2.03%
========================================================  ==========      ==========   ==========   ========   ========   =======
Portfolio turnover rate                                           27%             65%          43%        66%        72%       77%
========================================================  ==========      ==========   ==========   ========   ========   =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,242,611,708.
(d) After fee waivers and/or expenses reimbursements. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.23% for 1995.

                                                                                                      AUGUST 4,
                                                                                                        1997
                                                                          CLASS C                    (DATE SALES
                                                              -----------------------------------     COMMENCED)
                                                                                 DECEMBER 31,             TO
                                                              JUNE 30,       --------------------    DECEMBER 31,
                                                              2000(a)        1999(a)     1998(a)         1997
                                                              --------       --------    --------    ------------
Net asset value, beginning of period                          $  32.65       $  28.21    $  25.76    $      25.55
------------------------------------------------------------  --------       --------    --------    ------------
Income from investment operations:
  Net investment income                                           0.31           0.58        0.42            0.16
------------------------------------------------------------  --------       --------    --------    ------------
  Net gains on securities (both realized and unrealized)          0.18           4.46        2.53            1.01
------------------------------------------------------------  --------       --------    --------    ------------
    Total from investment operations                              0.49           5.04        2.95            1.17
------------------------------------------------------------  --------       --------    --------    ------------
Less distributions:
  Dividends from net investment income                           (0.24)         (0.60)      (0.44)          (0.19)
------------------------------------------------------------  --------       --------    --------    ------------
  Distributions from net realized gains                             --             --       (0.06)          (0.77)
------------------------------------------------------------  --------       --------    --------    ------------
    Total distributions                                          (0.24)         (0.60)      (0.50)          (0.96)
------------------------------------------------------------  --------       --------    --------    ------------
Net asset value, end of period                                $  32.90       $  32.65    $  28.21    $      25.76
============================================================  ========       ========    ========    ============
Total return(b)                                                   1.47%         18.09%      11.60%           4.67%
============================================================  ========       ========    ========    ============
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $302,323       $200,585    $114,163    $      9,394
============================================================  ========       ========    ========    ============
Ratio of expenses to average net assets                           1.74%(c)       1.75%       1.73%           1.78%(d)
============================================================  ========       ========    ========    ============
Ratio of net investment income to average net assets              1.89%(c)       2.00%       2.03%           1.68%(d)
============================================================  ========       ========    ========    ============
Portfolio turnover rate                                             27%            65%         43%             66%
============================================================  ========       ========    ========    ============

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $249,147,984.
(d) Annualized.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement for AIM Balanced Fund (the "Fund").

(3) To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES     WITHHELD/
        TRUSTEES/MATTER                                                 VOTES FOR     AGAINST   ABSTENTIONS
        ---------------                                               -------------   -------   -----------
(1)     Charles T. Bauer............................................  1,514,464,534       N/A   46,493,668
        Bruce L. Crockett...........................................  1,516,486,806       N/A   44,471,396
        Owen Daly II................................................  1,515,115,325       N/A   45,842,877
        Edward K. Dunn, Jr. ........................................  1,516,300,879       N/A   44,657,323
        Jack M. Fields..............................................  1,516,328,985       N/A   44,629,217
        Carl Frischling.............................................  1,515,733,560       N/A   45,224,642
        Robert H. Graham............................................  1,516,470,809       N/A   44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756       N/A   45,374,446
        Lewis F. Pennock............................................  1,516,458,889       N/A   44,499,313
        Louis S. Sklar..............................................  1,516,220,167       N/A   44,738,035
(2)     Adjournment of approval of a new Investment Advisory
        Agreement...................................................     34,593,906   487,772   17,953,971*
(3)(a)  Adjournment of approval of changing the Fundamental
        Restriction on Issuer Diversification.......................     34,116,165   656,991   18,262,493*
(3)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................     33,923,529   857,077   18,255,043*
(3)(c)  Adjournment of changing or adding the Fundamental
        Restriction on Underwriting Securities......................     34,111,021   669,623   18,255,005*
(3)(d)  Adjournment of changing or adding the Fundamental
        Restriction on Industry Concentration.......................     34,110,121   666,758   18,258,770*
(3)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............     33,895,130   889,699   18,250,820*
(3)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities and
        Elimination of Fundamental Restriction on Puts and Calls....     33,850,670   911,613   18,273,366*
(3)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................     33,769,910   921,974   18,343,765*
(3)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's assets in an
        Open-End Fund...............................................     33,902,131   777,127   18,356,391*
(3)(i)  Adjournment of approval of the Elimination of the
        Fundamental Restriction on Short Sales of Securities........     33,696,700   961,584   18,377,365*
(4)     Adjournment of approval of changing the Investment Objective
        and Making it Non-Fundamental...............................     33,666,539   958,519   18,410,591*
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................     50,706,856   276,785    2,052,008

     The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
(2)     Approval of a new Investment Advisory Agreement.............     43,783,995   1,340,207   14,923,198*
(3)(a)  Change to Fundamental Restriction on Issuer
        Diversification.............................................     43,937,220     844,115   15,266,065*
(3)(b)  Change to Fundamental Restriction on Borrowing Money and
        Issuing Senior Securities...................................     43,725,158   1,069,614   15,252,628*
(3)(c)  Change to or Addition of Fundamental Restriction on
        Underwriting Securities.....................................     43,934,817     852,930   15,259,653*
(3)(d)  Change to or Addition of Fundamental Restriction on Industry
        Concentration...............................................     43,940,399     849,973   15,257,028*
(3)(e)  Change to Fundamental Restriction on Purchasing or Selling
        Real Estate.................................................     43,692,085   1,104,425   15,250,890*
(3)(f)  Change to Fundamental Restriction on Purchasing or Selling
        Commodities and Elimination of Fundamental Restriction on
        Puts and Calls..............................................     43,552,319   1,223,365   15,271,716*
(3)(g)  Change to Fundamental Restriction on Making Loans...........     43,542,325   1,166,776   15,338,299*
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......     43,638,489   1,045,495   15,363,416*
(3)(i)  Elimination of the Fundamental Restriction on Short Sales of
        Securities..................................................     43,476,785   1,186,248   15,384,367*
(4)     Approval of Changing the Investment Objective and Making it
        Non-Fundamental.............................................     42,349,558   2,267,737   15,430,105*

----------

* Includes Broker Non-Votes.

BOARD OF TRUSTEES                                       OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                                        Charles T. Bauer                       11 Greenway Plaza
Director and Chairman                                   Chairman                               Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                        Robert H. Graham
Bruce L. Crockett                                       President                              INVESTMENT ADVISOR
Director
ACE Limited;                                            Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and                       Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                      Gary T. Crum                           Houston, TX 77046
                                                        Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Formerly Director                                       Dana R. Sutton
Cortland Trust Inc.                                     Vice President and Treasurer           A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                      Robert G. Alley                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                    Vice President
Formerly Vice Chairman, President                                                              CUSTODIAN
and Chief Operating Officer,                            Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and                Vice President                         State Street Bank and Trust Company
President, Mercantile Bankshares                                                               225 Franklin Street
                                                        Melville B. Cox                        Boston, MA 02110
Jack Fields                                             Vice President
Chief Executive Officer                                                                        COUNSEL TO THE FUND
Texana Global, Inc. and                                 Karen Dunn Kelley
Twenty First Century Group, Inc.;                       Vice President                         Ballard Spahr
Formerly Member                                                                                Andrews & Ingersoll, LLP
of the U.S. House of Representatives                    Edgar M. Larsen                        1735 Market Street
                                                        Vice President                         Philadelphia, PA 19103
Carl Frischling
Partner                                                 Mary J. Benson                         COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP                   Assistant Vice President and
                                                        Assistant Treasurer                    Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                                                               919 Third Avenue
Director, President and Chief Executive Officer         Sheri Morris                           New York, NY 10022
A I M Management Group Inc.                             Assistant Vice President and
                                                        Assistant Treasurer                    DISTRIBUTOR
Prema Mathai-Davis
Formerly, Chief Executive Officer, YWCA of the U.S.A.   Renee A. Friedli                       A I M Distributors, Inc.
                                                        Assistant Secretary                    11 Greenway Plaza
Lewis F. Pennock                                                                               Suite 100
Attorney                                                P. Michelle Grace                      Houston, TX 77046
                                                        Assistant Secretary
Louis S. Sklar
Executive Vice President, Development and Operations,   Nancy L. Martin
Hines Interests                                         Assistant Secretary
Limited Partnership
                                                        Ofelia M. Mayo
                                                        Assistant Secretary

                                                        Lisa A. Moss
                                                        Assistant Secretary

                                                        Kathleen J. Pflueger
                                                        Assistant Secretary

                                                        Samuel D. Sirko
                                                        Assistant Secretary

                     -------------------------------------

                                 OUR AUTOMATED

                               AIM INVESTOR LINE,

                                 800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                             YIELD AND TOTAL RETURN

                                ON ALL AIM FUNDS

                                24 HOURS A DAY.

                               YOU CAN ALSO ORDER

                            A YEAR-TO-DATE STATEMENT

                                OF YOUR ACCOUNT.

                     -------------------------------------

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o   AIM BANK CONNECTION(SM). You can invest in your AIM account in amounts from
    $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). Sign up for this service and you can buy, redeem or exchange shares of AIM funds in your AIM account simply by visiting our Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or
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o   EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar
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    a variety of investment plans, including Traditional IRAs, Roth IRAs and
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. our award-winning Web site provides account information, shareholder education and fund-performance information.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                             INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has
                                                                                               provided leadership in the mutual
     MORE AGGRESSIVE                                   MORE AGGRESSIVE                         fund industry since 1976 and
AIM Small Cap Opportunities(1)                    AIM Latin American Growth                    managed approximately $176 billion
AIM Mid Cap Opportunities(2)                      AIM Developing Markets                       in assets for more than 8 million
AIM Large Cap Opportunities                       AIM Asian Growth                             shareholders, including individual
AIM Emerging Growth                               AIM Japan Growth                             investors, corporate clients and
AIM Small Cap Growth(3)                           AIM European Development                     financial institutions, as of
AIM Aggressive Growth                             AIM EurolandGrowth(5)                        June 30, 2000.
AIM Mid Cap Growth                                AIM Global Aggressive Growth                     The AIM Family of
AIM Capital Development                           AIM International Equity                     Funds--Registered Trademark-- is
AIM Constellation(4)                              AIM Advisor International Value              distributed nationwide, and AIM
AIM Dent Demographic Trends                       AIM Global Trends(6)                         today is the eighth-largest mutual
AIM Select Growth                                 AIM Global Growth                            fund complex in the United States
AIM Large Cap Growth                                                                           in assets under management,
AIM Weingarten                                    MORE CONSERVATIVE                            according to Strategic Insight, an
AIM Mid Cap Equity                                SECTOR EQUITY FUNDS                          independent mutual fund monitor.
AIM Charter                                                                                        AIM is a subsidiary of AMVESCAP
AIM Value                                              MORE AGGRESSIVE                         PLC, one of the world's largest
AIM Blue Chip                                     AIM Global Telecommunications and Technology independent financial services
AIM Basic Value                                   AIM Global Resources                         companies with $389 billion in
AIM Large Cap Basic Value                         AIM Global Financial Services                assets under management as of
AIM Balanced                                      AIM Global Health Care                       June 30, 2000.
AIM Advisor Flex                                  AIM Global Consumer Products and Services
                                                  AIM Global Infrastructure
     MORE CONSERVATIVE                            AIM Advisor Real Estate
                                                  AIM Global Utilities

                                                       MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                        TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                                   MORE AGGRESSIVE
AIM Strategic Income                              AIM High Income Municipal
AIM High Yield II                                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                    AIM Municipal Bond
AIM Income                                        AIM Tax-Free Intermediate
AIM Global Income                                 AIM Tax-Exempt Cash
AIM Floating Rate(7)
AIM Intermediate Government                            MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from most aggressive to most conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Europe Growth Fund was renamed AIM Euroland Growth Fund Sept. 1, 1999.
(6) AIM Global Trends Fund was restructured to operate as a traditional mutual fund Aug. 27, 1999. Previously, the fund operated as a fund of funds. (7)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used after Oct. 20, 2000, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--
A I M Distributors, Inc.                                               BAL-SAR-1